Exhibit 10.30

HUNTSMAN (EUROPE) BVBA

To the addressees

set forth on Exhibit A hereto

As of November 28, 2006

Re: Huntsman Master Trust Securitization – Withdrawal of Originator

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Pooling Agreement, dated as of April 18, 2006 (as amended from time to the time, the “Pooling Agreement”), among Huntsman Receivables Finance LLC (the “Company”), Huntsman (Europe) BVBA (the “Master Servicer”) and J.P. Morgan Bank (Ireland) plc (the “Trustee”), as supplemented by that certain Amended and Restated Series 2000-1 Supplement, dated as of April 18, 2006 (as amended from time to the time, the “VFC Supplement”), among the Company, the Master Servicer, the Trustee and the other parties set forth therein.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Pooling Agreement and the VFC Supplement.

a.             Notice of Withdrawal of Originator under Pooling Agreement

Pursuant to Section 2.10(a)(iv) of the Pooling Agreement, the Master Servicer hereby notifies the Company, the Trustee and each Funding Agent of the intended withdrawal of Huntsman Petrochemicals (UK) Limited (the “Exiting Originator”) as an Originator as of November 28, 2006 (the “Release Date”).

Attached as Exhibit B is a certificate of a Responsible Officer of the Master Servicer attaching a Daily Report as of the Business Day immediately preceding the Release Date and a pro forma Daily Report as of the Release Date and giving effect to the withdrawal of the Exiting Originator and certifying that the Aggregate Target Receivables Amount will be equal to or less than the Aggregate Allocated Receivables Amount after giving effect to such withdrawal.

The Master Servicer hereby also confirms that (i) the withdrawal of the Exiting Originator will be in accordance with the applicable Origination Agreement and (ii) no Program Termination Event or Potential Termination Event has occurred or will occur as a result thereof.

b.             Request by Funding Agents for Trustee to Release Participation and Security Interest

In light of the intended withdrawal of the Exiting Originator as an Originator, the Funding Agents desire that the receivables relating to the Exiting Originator be removed from the program. Accordingly, each Funding Agent hereby requests that the Trustee release the Participation and the related security interest with respect to the Receivables previously sold by the Exiting Originator pursuant to the relevant Origination Agreement as set forth on Exhibit C (the “Released Receivables”) against payment by the Company to the Trust of amounts equal to EUR 71,170,083.94 (the “Payoff Amount”).

c.             Capital Contribution by the Contributor to the Company

The Contributor hereby agrees with the Company to contribute, on or before the Release Date, an amount equal to the Payoff Amount as a capital contribution to the Company.

d.             Payment of Payoff Amount by the Company to the Trustee

On the Release Date, the Company hereby agrees that is shall pay, in immediately available funds, an amount equal to the Payoff Amount to the Trustee for deposit in the account set forth on Exhibit D for application by the Trustee in accordance with the priority of payments set forth in the Pooling Agreement and the VFC Supplement, such that the Payoff Amount will be remitted to the Company, as the Holder of the Series 2000-1 Subordinated Interest, pursuant to Section 2.02(b) of the VFC Supplement. By countersigning this letter, the Funding Agents, on behalf of the Series 2000-1 VFC Certificateholders, acknowledge and agree to such payment by the Trustee to the Company.

e.             Release of Participation and Security Interest

By countersigning this letter, the undersigned acknowledge and agree that, as of the Release Date, (i) the Participation and the security interest granted by the Company to the Trustee with respect to the Released Receivables shall be terminated and be of no further force and effect, (ii) any and all right, title and interest of the Trustee in, under or to the Released Receivables and the other Participation Assets related thereto (including, without limitation, the Collection Accounts set forth on Exhibit E, which are subaccounts to an account established in the name of the Company (the “Released Subaccounts”)) shall be released and (iii) the Trustee shall execute and deliver any documents necessary or appropriate to effect such release.

f.              Distribution of Released Receivables

The Company hereby agrees to distribute, as of the Release Date, the Released Receivables as a distribution in kind to the Contributor.

g.             Sale of Receivables by the Contributor to the Exiting Originator

The Contributor hereby agrees, effective as of the Release Date, to sell, assign and convey the Released Receivables to the Exiting Originator against payment by the Exiting Originator of a purchase price in an amount equal to the Payoff Amount.

h.             Distribution of Payoff Amount by the Company to the Contributor

Upon receipt of the Payoff Amount from the Trustee by the Company, as the holder of the Series 2000-1 Subordinated Interest, the Company hereby agrees to immediately distribute an amount equal to the Payoff Amount to the Contributor.

i.              Assumption of Obligations

Pursuant to Section 2.10(d) of the Pooling Agreement, by countersigning this letter, as of the Release Date, the Servicer Guarantor agrees to assume all obligations, if any, with respect to the Released Receivables.

By countersigning this letter, the undersigned acknowledge and agree that the Exiting Originator, as of the Release Date, shall not have any obligations vis-à-vis the undersigned with respect to the Released Receivables.

j.              Termination of Collection Account Agreements

By countersigning this notice, the undersigned acknowledge and agree that, as of the Release Date, the Collection Account Agreements relating to the Released Subaccounts shall be terminated and the Trustee shall cooperate with the Company to effect such termination as of the Release Date.

k.             Notice of Termination of Originator under Origination Agreement

Pursuant to Section 8.5 of the Second Amended and Restated UK Receivables Purchase Agreement, dated as of April 18, 2006, among the Contributor, the Exiting Originator and the other originators sets forth therein, the Exiting Originator is hereby notified of its termination as an Originator, effective as of the Release Date. By countersigning this letter, the undersigned hereby acknowledge and agree that, as of the Release Date, the Exiting Originator shall be removed as a party to the related Origination Agreement and shall have no further obligations or liabilities thereunder.

1.             Instruction to Trustee

By countersigning this letter, the undersigned (other than the Trustee) hereby instruct the Trustee to accept this letter and the undertakings of the Trustee set forth herein.

m.            Funding Agents

By countersigning this letter, each of the undersigned Funding Agents hereby confirms that it is authorized to act on behalf of all members of its related VFC Purchaser Group with respect to the agreements and undertakings set forth herein. Each Funding Agents hereby also confirms that it has given or caused to be given any required notifications to the applicable rating agencies.

n.             Governing Law.

The agreements and undertakings set forth herein shall be governed by the internal laws of the State of New York.

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Very truly yours,

HUNTSMAN (EUROPE) BVBA

By:	/s/ Natasja Degrieck & Francis De Canniere
Name:	Natasja Degrieck & Francis De Canniere
Title	Managers

ACKNOWLEDGED AND AGREED:

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

By:	/s/ Peter Vanderpoorten & Stefan Meeus
Name:	Peter Vanderpoorten & Stefan Meeus
Title:	Directors

J.P. MORGAN BANK (IRELAND) PLC,
not in its individual capacity but solely as Trustee

By:	/s/ Taria Silorn
Name:	Taria Silorn
Title	Vice President

JPMORGAN CHASE BANK, N.A.,
as Funding Agent

By:	/s/ Stephanie Wolf
Name:	Stephanie Wolf
Title:	Managing Director

WACHOVIA CAPITAL MARKETS, LLC,
as Funding Agent

By:	/s/ Eero H. Maki
Name:	Eero H. Maki
Title:	Director

HUNTSMAN INTERNATIONAL LLC

By:	/s/ Paul Hulme
Name:	Paul Hulme
Title:	Executive Vice President